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                                                                      EXHIBIT A

                             JOINT FILING AGREEMENT
                             ----------------------

         The undersigned agree that AMVESCAP PLC, the common parent company of each of the undersigned, is authorized to sign and make joint filings on
Schedule 13G, including any and all amendments thereto, on behalf of each of the undersigned pursuant to Rule 13d-1(k)(1) of the Securities and Exchange Commission.

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

                                                              /s/
                                                              -----------------------------------------
                                                              AIM Advisors, Inc.


                                                              /s/
                                                              -----------------------------------------
                                                              AIM Capital Management, Inc.


                                                              /s/
                                                              -----------------------------------------
                                                              AIM Funds Management, Inc.


                                                              /s/
                                                              -----------------------------------------
                                                              AIM Private Asset Management, Inc.


                                                              /s/
                                                              -----------------------------------------
                                                              AMVESCAP National Trust Company


                                                              /s/
                                                              -----------------------------------------
                                                              Atlantic Trust Advisors, Inc.


                                                              /s/
                                                              -----------------------------------------
                                                              Atlantic Trust Co., N.A.


                                                              /s/
                                                              -----------------------------------------
                                                              Atlantic Trust Company, N.A.


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Asia Limited


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Asset Management GmbH


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Asset Management Limited


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Asset Management, S.A.


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Asset Management Osterreich GmbH


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Global Asset Management (N.A.), Inc.


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO GT Management Company S.A.


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO GT Management S.A.


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

                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Institutional (N.A.), Inc.


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Italia SGR SpA


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Maximum Income Management S.A.


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Private Capital, Inc.


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Senior Secured Management, Inc.


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Taiwan Limited


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Asset Management (Japan) Limited


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Asset Management Ireland Limited


                                                              /s/
                                                              -----------------------------------------
                                                              INVESCO Kapitalanlagegesellschaft GmbH


                                                              /s/
                                                              -----------------------------------------
                                                              Stein Roe Investment Counsel, Inc.

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